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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 17, 2000
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               (Date of Report: Date of earliest event reported)


                                EZCONNECT, INC.
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          (Exact name of registrant as specified in its charter)


        NEVADA                     0-27249             87-0284731
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



         2900 Townsgate Road, Suite 200, Westlake Village, CA  91361
         -----------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (818) 991-6300
                                                    --------------

            6009 South Redwood Road, Salt Lake City, Utah  84123
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        (Former name or former address, if changed since last report)












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                ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 17, 2000, EZConnect, Inc. ("EZConnect") finalize its Agreement and Plan of Merger ("Merger Agreement") with Encore Wireless, Inc., a California corporation ("Encore"), wherein EZConnect acquired Encore for $350,000 cash and 2,500,000 shares of its Series A Preferred Stock. The acquisition was structured as a stock-for-stock exchange pursuant to Section 368(a)(1)(B) of the Internal Revenue Code. The securities issued in the acquisition were issued in a private transaction in reliance on Section 4(2) of the Securities Act of 1933, as amended. Encore will continued as a wholly-owned subsidiary of EZConnect.

Of the 2,500,000 shares of EZConnect Series A Preferred Stock issued to the Encore shareholders, 1,875,000 shares have been placed in escrow and will be released based on certain performance criteria. One-half the shares placed in escrow will be "earned-out" based on Encore achieving a minimum number of subscribers and one-half of the shares placed in escrow shall be "earned-out" based on the continued active involvement of Messrs. Hamilton and Turley with the growth and development of Encore.

As a result of the acquisition of Encore, EZconnect is now position as a provider of private label wireless Internet solutions. Encore offers its customers wireless voice and data services throughout the United States made available on the Sprint PCS (R) Nationwide Network. Encore's service provider relationship with Sprint PCS assures Encore customers the availability of nationwide digital wireless services on the Sprint PCS (R) Nationwide Network, while being provided complete private label customer and back office support by Encore.

In connection with the acquisition of Encore, Kevin Hamilton and Tod Turley, the principal shareholders and founders of Encore, have been named President and Senior Vice President of EZConnect, respectively. Hamilton and Turley replace Greg Spencer and William Flury, who have resigned.
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  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(a)(1)  Financial Statements of Business Acquired

The financial statements required to be filed pursuant to this subsection filing will be supplied when available, but not later than 60 days from the date of this filing.

(b)(1)  Pro Forma Financial Statements.

The pro forma financial statements required to be filed pursuant to this subsection will be supplied when available, but not later than 60 days from the date of this filing.

(c) Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                         Location
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20.01       20    Agreement and Plan of Merger, between
                  EZConnect, Inc., and EZConnect Merger Co, and Encore Wireless, Inc., dated July 8, 2000 Incorporated by reference*

20.02       20    Exhibit A  Form of Designation of Rights,
                  Privileges and Preferences of EZConnect
                  Preferred Stock                                Incorporated
                                                                 by reference*

20.03       20    Exhibit B  Form of Investor Representation
                  Letter                                         Incorporated
                                                                 by reference*

20.04       20    Exhibit C-1 Employment Agreement - Kevin
                  Hamilton                                       This Filing

20.05       20    Exhibit C-2 Employment Agreement - Tod Turley  This Filing

20.06       20    Voting Agreement, among EZConnect, Inc, EZ
                  Merger Co., Encore Wireless, Inc., Kevin
                  Hamilton, and Tod M. Turley, dated July 8,
                  2000                                           Incorporated
                                                                 by reference*
20.07       20    Amendment No. 1 [dated August 9, 2000]to
                  the Agreement and Plan of Merger, between
                  EZConnect, Inc., EZConnect Merger Co.,
                  and Encore Wireless, Inc.                      Incorporated
                                                                 by reference+

20.08       20    Amendment No. 2 [dated September 18, 2000]
                  to the Agreement and Plan of Merger, between
                  EZConnect, Inc., EZConnect Merger Co., and
                  Encore Wireless, Inc.                          This Filing

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20.09       20    Amendment No. 3 [dated October 17, 2000] to
                  the Agreement and Plan of Merger, between
                  EZConnect, Inc., EZConnect Merger Co., and
                  Encore Wireless, Inc.                          This Filing

20.10       20    Registration Rights Agreement, dated
                  October 17, 2000, between EZConnect, Inc.
                  and the Encore Shareholders                    This Filing

20.11       20    Escrow Agreement, dated October 17, 2000
                  between EZConnect, Inc., Kevin S. Hamilton
                  Family 1998 Trust, and SSMB Holdings, LLC      This Filing

20.12       20    Articles of Merger of Encore Wireless, Inc.
                  and EZConnect Merger Co., dated October 17,
                  2000                                           This Filing

20.13       20    Amended and Restated Designation of Rights,
                  Preferences and Privileges for the Series A
                  Preferred Stock of EZConnect, Inc.             This Filing


*See the Company's report on Form 8-K, dated July 21, 2000.
+See the Company's report on Form 8-K, dated August 9, 2000.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         EZCONNECT, INC.



Date: November 8, 2000                   /S/ Philip R. Lacerte, CEO